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                                                                    EXHIBIT 23.3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated July 22, 1994 included in Horizon Healthcare Corporation's Form 10-K/A Amendment No. 3 for the year ended May 31, 1994 and to all references to our firm included in this registration statement.

                                            /s/ ARTHUR ANDERSEN LLP

                                            Arthur Andersen LLP


Albuquerque, New Mexico,
June 2, 1995